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                                                                   Exhibit 10.36

                              SIDE LETTER AGREEMENT
                              ---------------------



                                December 10, 2002

Delco Remy International, Inc.
 and its subsidiaries signatory to
 the Advisory Agreement dated
 December 10, 2002
2902 Enterprise Dr.
Anderson, IN  46013
Attention:  President

     Re:  Advisory Fees payable by Delco Remy International, Inc. and certain of
          ----------------------------------------------------------------------
          its subsidiaries
          ----------------

Gentlemen:

     Reference is hereby made to that certain Advisory Agreement dated as of December 10, 2002, (the "Agreement") by and among Delco Remy International, Inc. ("Delco Remy") and the subsidiaries of Delco Remy set forth on the signature pages thereto and such other subsidiaries of Delco Remy as shall join in the Agreement (the "Subsidiaries," and collectively with Delco Remy, the "Companies"), and CVC Management LLC, a Delaware limited liability company ("Advisor"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

     Pursuant to Section 2 of the Agreement, the Advisor has agreed to perform certain executive, management and support services as set forth therein for the Companies (the "Advisory Services"). In exchange for performing the Advisory Services, the Companies have agreed to provide payment to the Advisor in accordance with the terms of Section 3 of the Agreement. Pursuant to Section 3 of the Agreement, as of the date hereof, the Companies owe to the Advisor a transaction fee in the amount of Two Million Five Hundred Thousand Dollars ($2,500,000) and Management Fees for the fiscal year ending December 31, 2002 in the amount of One Million Dollars ($1,000,000) (collectively, the "Current Fees"). In accordance with Sections 3(c) and 12 of the Agreement, the Advisor hereby agrees to defer payment of the Current Fees until June 27, 2003 at which time such Current Fees shall be due and payable in full (except to the extent the Advisor provides written notice to Delco Remy prior to June 27, 2003 that it will further defer payment of the Current Fees to a later specified date or permit the payment of such Current Fees over an extended time period to be specified by the Advisor), and each of the Companies hereby agrees that the Current Fees shall be payable to Advisor or its

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designee as provided herein. Except as otherwise provided herein, the Agreement shall remain in full force and effect in accordance with its terms.

     Please indicate your agreement to and acceptance of the foregoing by signing a copy of this letter in the space provided below.

                                      Sincerely,

                                      CVC MANAGEMENT LLC


                                      By:   /s/  Michael A. Delaney
                                            -----------------------------------
                                            Name:    Michael A. Delaney
                                            Title:   Managing Partner

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Accepted and Agreed as of the
10th day of December, 2002

DELCO REMY INTERNATIONAL, INC.


By:  /s/ David E. Stoll
     ---------------------------------------
Name:  David E. Stoll
Title: Vice President, Treasurer and Secretary

BALLANTRAE CORPORATION
DELCO REMY AMERICA, INC.
DR SALES, INC.
FRANKLIN POWER PRODUCTS, INC.
HSG I, INC.
HSG II, INC.
INTERNATIONAL FUEL SYSTEMS, INC.
JAX REMAN, L.L.C.
KRAFTUBE, INC.
M. & M. KNOPF AUTO PARTS, L.L.C.
MAGNUM POWER PRODUCTS, L.L.C.
NABCO, INC.
POWER INVESTMENTS, INC.
POWRBILT PRODUCTS, INC.
REMAN HOLDINGS, L.L.C.
REMY INTERNATIONAL, INC.
REMY KOREA HOLDINGS, L.L.C.
REMY LOGISTICS, L.L.C.
REMY REMAN, L.L.C.
TRACTECH, INC.
WILLIAMS TECHNOLOGIES, INC.
WORLD WIDE AUTOMOTIVE, INC.

By:  /s/ David E. Stoll
     ---------------------------------------
Name:  David E. Stoll
Title: Vice President, Treasurer and Secretary

ENGINE MASTER, L.P.

By:    HSG I, Inc.


By:  /s/ David E. Stoll
     ---------------------------------------
Name:  David E. Stoll
Title: Vice President, Treasurer and Secretary



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